UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 31, 2009


                            FEDERAL TRUST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                     000-23449                59-2935028
----------------------------     ----------------------     --------------------
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
 of incorporation)                                           Identification No.)

         312 West First Street
            Sanford, Florida                                       32771
----------------------------------------                         ----------
(address of principal executive offices)                         (zip code)

                                 (407) 323-1833
              -----------------------------------------------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

     This current report may contain forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning.

     These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

     o general economic conditions, either nationally or in our market areas, that are worse than expected;

     o changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

     o    competition among depository and other financial institutions;

     o inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

     o    adverse changes in the securities markets;

     o materially adverse changes in the financial condition of Federal Trust Corporation;

     o the risk that the merger (the "Merger") with a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford") will not be consummated in a timely manner, if at all; and

     o conditions to the closing of the Merger may not be satisfied or the Agreement and Plan of Merger, dated as of November 14, 2008, by and between The Hartford, FT Acquisition Corporation and Federal Trust Corporation (the "Merger Agreement") may be terminated prior to closing.

     Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 1.01.  Entry Into a Material Definitive Agreement

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On March 31, 2009, Federal Trust Corporation (the "Company") and Federal Trust Bank entered into a Note Purchase Agreement (the "Agreement") with The Hartford Financial Services Group, Inc. ("The Hartford"). Pursuant to the Agreement, the Company has issued and sold a note (the "Note") to The Hartford with a principal amount of $20.0 million. The Note bears interest at a rate of 10.0% per year, and is due March 31, 2010. The purchase price of the Note is $20.0 million.

     The proceeds from the Note have been contributed by the Company to Federal Trust Bank.

     Under the Note, each of the following is considered an "Event of Default":

          (a) the Company fails to pay any interest or principal on the Note when due and payable; or

          (b) the entry of a decree or order by a court having competent jurisdiction adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under applicable law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs; or

          (c) the institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable insolvency law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or of any substantial part of its property, respectively, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action; or

          (d) the appointment of a conservator or receiver for Federal Trust Bank; or

          (e) the exercise by the Company of any right to terminate the Merger Agreement; or

          (f) the breach of (i) any representation and warranty made by the Company or Federal Trust Bank in Article 4 of the Note Purchase Agreement or (ii) any covenant made by the Company or Federal Trust Bank in the Note Purchase Agreement.

     If any Event of Default set forth in (a) through (d), above, occurs, all unpaid principal of the Note, together with all accrued and unpaid interest thereon, shall automatically become due and payable without any declaration or other act on the part of The Hartford. If any Event of Default set forth in (e) or (f) above occurs, The Hartford may elect that all unpaid principal of the Note, together with all accrued and unpaid interest thereon, shall become due and payable. If an Event of Default occurs, and the Note is due and payable or has been declared due and payable and such declaration and its consequences have not been rescinded and annulled, The Hartford may, to the extent permitted by applicable law, exercise one or more of the following rights, privileges and remedies:

          (i) institute proceedings for the collection of all amounts then payable on the Note, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer monies adjudged due; and

          (ii) exercise any other rights and remedies that may be available at law or in equity.

     Under Section 8.1(c) of the Merger Agreement, the Company has the right to terminate the Merger Agreement if the Merger is not consummated by April 27, 2009. However, under the Agreement the Company has agreed to waive until March 31, 2010 its right to terminate the Merger Agreement under Section 8.1(c) thereof.

     In addition, on March 31, 2009, the Office of Thrift Supervision modified the Prompt Corrective Action Directive issued to Federal Trust Bank to extend to June 30, 2009 the date by which Federal Trust Bank must either (i) merge with or be acquired by another financial institution, financial holding company or "other entity" (as defined in the Prompt Corrective Action Directive) or (ii) sell all or substantially all of its assets and liabilities to another financial institution, financial holding company or "other entity."

ITEM 9.01.  Financial Statements and Exhibits

     Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 2, 2009
                                                  Federal Trust Corporation
                                                  (Registrant)


                                              By: \s\ Dennis T. Ward
                                                  ------------------------------
                                                  Dennis T. Ward
                                                  President and
                                                  Chief Executive Officer